COLLATERAL SECURITY SPREADER AGREEMENT

This Agreement dated as of the 28th day of November, 2005 by and between Community Bank, N.A., a national banking association, having its principal office and place of business at 240 South Hamilton Street, Painted Post, New York 14870 ("Bank") and Corning Natural Gas Corporation, a New York business corporation organized and existing under the laws of New York State having its principal office and place of business at 330 West William Street, Corning, New York ("Borrower").

WITNESSETH:

WHEREAS, on August 4, 2005 the Bank loaned to the Borrower principal in the amount of $1,900,000.00 (the "CNG Term Loan"), which indebtedness was secured by a Security Agreement, a copy of which is hereto appended (the "Security Agreement"). The Borrower is also indebted to the Bank under certain credit line facilities, to wit, a $5,600,000 Line of Credit (Loan #42804060101) and a $1,000,000 Line of Credit (Loan #4280406 0501). For sufficient cause and in accordance with the terms of the agreements between the Borrower and the Bank pertaining to said credit line facilities the Bank suspended the access of the Borrower to the credit lines on November 3, 2005. The Borrower has since requested that the Bank reactivate its access to said credit line facilities, and the Bank has agreed to do so subject to the performance by the Borrower upon certain conditions. One of those conditions is that the Bank and the Borrower would by mutual agreement amend the terms of the Security Agreement so as to spread the security interest thereby conferred to also cover, as defined "Indebtedness", all amounts now or at any time hereafter owed by the Borrower to the Bank under the said credit line facilities, which action the Borrower is making in connection with the purchase of natural gas supplies in the ordinary course of its operations. The purpose of this agreement is to fulfill that condition.

NOW, THEREFORE, in consideration of the mutual execution and delivery of this agreement and the reactivation by the Bank, concurrently with the delivery of this agreement, of access by the Borrower to the credit line facilities above-referenced, the

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Borrower and the Bank hereby mutually agree that Paragraph number 1 of the Rider to Security Agreement is amended to read as follows:

"1. Paragraph 3 of the Security Agreement to which this Rider is attached is amended to read as follows: "This security interest secures all indebtedness, obligation and liability of Borrower to the Bank that is (i) specified in that Promissory Note dated August 4, 2005 in the original principal sum of $1,900,000.00, and/or (ii) all amounts advanced or re-advanced by the Bank to Borrower pursuant to a $5,600,000 Line of Credit (Loan #42804060 0101) and/or a $1,000,000 Line of Credit (Loan #4280406 0501), including in connection therewith principal, interest, late charges, costs and expenses of every kind (hereafter referred to as the "Indebtedness")."

COMMUNITY BANK, N.A.
By: /s/ J. David Clark
J. DAVID CLARK, Vice President

CORNING NATURAL GAS CORPORATION
By: /s/ Kenneth J. Robinson
KENNETH J. ROBINSON
Executive Vice President

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SECURITY AGREEMENT

In consideration for financial accommodations previously, now or hereafter granted, Debtor (as hereafter defined) hereby agrees with

COMMUNITY BANK, NATIONAL ASSOCIATION (referred to herein as the &Bank&) as follows

1. Parties. In this Agreement, the terms hereafter listed shall refer to the party or parties set forth and described after each such term:

(a) &Debtor" (the owner of the Collateral): Corning Natural Gas Corporation, having principal offices located at 330 West William Street, Corning, N.Y., 14830

(b) "Borrower" (the party whose Indebtedness is being secured hereby):

(if Borrower&s name is left blank. Borrower shall be deemed to be the same as the Debtor).

(c) "Obligor" - Debtor, Borrower and each Guarantor of any part of the Indebtedness.

2. Security Interest. Debtor hereby pledges to and grants the Bank a security interest in the property described in Schedule "A" hereto (as the same may be supplemented or amended hereafter) and any other property of Debtor now or hereafter in the possession or control of the Bank for any purpose together with all attachments, parts, accessions and repairs now or hereafter affixed thereto, any substitutes and replacements for any thereof, any additions hereto, any dividends and distributions and all other rights in connection therewith, and all products and proceeds in whatever form of any such property (all of the foregoing hereafter collectively referred to as the "Collateral".

3. Indebtedness. This security interest secures all indebtedness, obligation and liability of Borrower to the Bank of any kind, direct or contingent, not existing or hereafter arising, including in connection therewith principal, interest late charges, costs and expenses of every kind, (hereafter collectively referred to as the "Indebtedness").

4. Debtor&s Representations and Warranties. Debtor hereby represents and warrants as follows: (a) Debtor is the true and sole owner of the Collateral. (b) the Collateral is free and clear of all liens and encumbrances and there arc no financing statements, security agreements, or other similar documents covering any of the Collateral: (c) Debtor has the authority to enter into this Agreement, and (d) the granting of the security interest by the Agreement will not contravene any contract provision or any term of any certificate of incorporation or by-law binding upon the Debtor.

5. Covenants of Debtor. (a) Debtor will not sell, offer to sell, grant a security interest in, or permit to exist any other lien or encumbrance upon the Collateral or any interest therein without the written consent of the Bank; (b) Debtor will defend the Collateral against the claims and demands of all other parties; (c) Debtor will keep the Collateral fully insured for all losses (with any loss payable to the Bank) and will furnish the Bank evidence of such insurance. Debtor directs any insurance company to make payment directly to the Bank for any return of unearned premiums and appoints the Bank attorney-in-fact to endorse any check, draft or order, sign any proof of loss, and compromise any claim with respect to such insurance. All money received from such source will be applied to the Indebtedness in such manner as the Bank, in its discretion, chooses; (d) Debtor will pay all taxes, assessments and other charges of every nature which may be imposed, levied or assessed against the Collateral; (e) Debtor will repair, maintain, preserve, protect, cultivate, harvest, and store the Collateral; (f) If Debtor fails to obtain insurance coverage or pay taxes, assessments and other charges or protect the Collateral as provided in subparagraphs (c), (d), and (e) herein, Bank may, but is not obligated to, do so at Debtor&s expense. Debtor shall repay such advances upon demand, with interest at the highest rate in effect on any of the Indebtedness, and such obligation shall be secured hereby; (g) Debtor authorizes the Bank to file a financing statement covering the Collateral without Debtor&s signature and to take any other action, in its own name or in the name of Debtor, as Debtor&s attorney-in-fact, which Bank deems necessary or appropriate to perfect the security interest granted hereby. Debtor agrees to take any action requested by the Bank to perfect and enforce the rights of the Bank, granted by this Agreement; (h) Debtor authorizes the Bank to inspect Debtor&s books and records pertaining to the Collateral at any reasonable time upon request, and Debtor shall cooperate with Bank in such inspection; (i) If the Bank in its discretion determines that the liquidation value of the Collateral relative to the Indebtedness is inadequate, Debtor will immediately on demand either (x) give Bank additional collateral of a kind and value satisfactory to Bank or (y) make or arrange for such payments upon the Indebtedness as shall be satisfactory to Bank; (j) Debtor on demand shall pay Bank all its expenses (referred to herein as "Collateral Expenses") related to the perfecting, taking, holding, preparing for disposition, and disposing of the Collateral, including reasonable attorneys& fees and legal expenses incurred in protecting and enforcing the Bank&s rights with respect to the Collateral.

6. Farm Products. If any of the Collateral consists of farm products," Debtor Shall upon request provide Bank a complete and accurate written list ("the List") of all the buyers, commission merchants, and selling agents (collectively "the Sellers") to or through whom Debtor may sell the "farm products" and shall specify therein as to each Seller the type of "farm product" to be so sold. Debtor shall furnish Bank written notice of each additional deletion, or other modification (a "List Change") to any previously submitted List or List Change as soon as Debtor receives information requiring any such addition, deletion, or other modification. Debtor shall sell, transfer or consign each of Debtor&s "farm products" only to those Sellers who have been identified as to such "farm product" upon a List or List Change previously delivered to Bank. Debtor shall deliver the List and each List Change to the Bank at least 7 business days prior to making any sale, transfer, or consignment of any "farm product" consistent with the information set forth on such List or List Change. For purposes of this Agreement, "farm product" is defined as an agricultural commodity (such as wheat or corn) or a species of livestock (such as cattle, horses, or poultry) used or produced in a farming operation, or a product of such crop or Iivestock in its unmanufactured state (such as milk or eggs).

7. Events of Default. The occurrence of any one of the following shall be deemed an "Event of Default under this Agreement (a) default in any payment of principal, interest, or other amount when due with respect to any part of the indebtedness and, if provided by any note or other writing evidencing such Indebtedness, the continuance of such default for any grace period allowed after the due date; (b) failure of any Obligor to fulfill or perform any term of any instrument or agreement of an Obligor issued to or entered into with the Bank; (c) default in payment by Debtor or Borrower of any obligation for borrowed money owing to any third party, or the occurrence of an event which could result in acceleration of payment of any such Obligation; (d) false or incomplete statement in any information submitted to the Bank in connection with any of the Indebtedness; (e) on the date of this Agreement there is a materially adverse change in any of the information so submitted to the Bank which change shall not have been disclosed to the Bank in writing prior to the date of this Agreement; (f) entry of a judgment against Debtor; (g) an attempt to restrain or obtain any Obligor&s account balances or property with the Bank; (h) a significant decline in the value of any real or personal property securing payment of any part of the Indebtedness; (i) death, business failure, or dissolution of any Obligor; (f) failure of the Debtor or Borrower to pay debts as they become due: (k) commencement of any bankruptcy receivership or similar proceeding involving any Obligor as a debtor.

SEE REVERSE SIDE FOR IMPORTANT INFORMATION.

BANCONSUMER FORM NT 274 (Rev. 11/99)

"1999 BANCONSUMER SERVICE. INC

(L-321)

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8. Bank&s Rights Following Default. Upon the occurrence of any Event of Default as defined above, the Bank shall have all the rights and remedies available to a secured party under the New York Uniform Commercial Code and otherwise available to it by agreement with any Obligor or under the law of New York, including (a) those rights and remedies available under any written instrument or agreement relating to any Indebtedness; (b) without notice, to set-off and apply toward the payment of such of the Indebtedness, and in such order, as the Bank may elect, any balances, credits, Deposits, accounts or monies of the Debtor, whether or not the Bank&s obligation to pay has matured; (c) to enter upon the premises of the Debtor or any other place where the Collateral may be and take possession of it; (d) to require Debtor to assemble the Collateral and make it available at a place designated by the Bank that is reasonably convenient; (e) to sell lease, or otherwise dispose of, all or any part of the Collateral at public or private sale; (f) to apply the proceeds from the sale, Iease, or other disposition of the Collateral to the payment of all Collateral Expenses, and any balance to the payment of such of the Indebtedness, and in such order, as the Bank may elect, Obligor shall pay any deficiency remaining after such application. If a notice of intended disposition of any of the Collateral is required by law, notice shall be deemed reasonably given if received by the Debtor at least five days prior to such disposition or if mailed to the Debtor at Debtor&s last known address at least eight days prior to such disposition.

9. Miscellaneous Provisions. (a) In addition to all other rights Bank may have, Bank may, either before or after any of the Indebtedness shall become due and payable: (i) transfer all or any part of the Collateral into the name of the Bank or its nominee, with or without disclosing that such Collateral is subject to the security interest hereunder; (ii) notify the parties obligated on any of the Collateral to make payment directly to the Bank on any amounts due or to become due thereunder; (iii) enforce collection of any of the Collateral by suit or otherwise: (iv) surrender, release or exchange all or any part of the Collateral; (v) compromise or extend or renew for any period (whether or not longer than the original period) any Indebtedness; (vi) take control of any proceeds of the Collateral, and (vii) separately or concurrently with an exercise of rights hereunder, exercise such additional rights and powers, if any, with respect to any other security for or guaranty of any of the Indebtedness, as may be provided in any written instrument. (b) The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action as Debtor shall request in writing, but failure of the Bank to comply with any such request shall not of itself be deemed a failure to exercise reasonable care. A failure of the Bank to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by the Debtor, shall not be deemed a failure to exercise reasonable care in the custody of the Collateral. (c) No course of dealing between the Bank and the Debtor, nor any delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Agreement. (d) No waiver, release, modification or rescission pertaining to this Agreement shall be effective unless in writing and signed by the Bank nor shall a waiver on one occasion be construed as a waiver on any future occasion. (e) Debtor a authorizes the Bank and hereby constitutes and appoints the Bank Debtor&s true and lawful attorney-in-fact, irrevocably to verify the existence and scope of, protect, preserve and realize upon the Collateral, and to endorse checks, drafts and orders received from the sale, lease or other disposition of the Collateral and apply the proceeds of any such checks, drafts, or orders upon the Indebtedness in such order as the Bank in its discretion chooses; (f) The security interest granted by this Agreement is a continuing security interest applicable to all present and future Indebtedness. It shall continue in effect and all terms of this Agreement related to it shall continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Debtor and Borrower may not be indebted to Bank (g) Upon any litigation by Bank to enforce this Agreement, Debtor waives the right to impose any set-off or counterclaim; (h) This Agreement shall be binding upon the heirs, successors and assigns of the Debtor and the Bank. It shall be interpreted and construed in accordance with the laws of New York State; (i) If more than one person or entity signs this Agreement, the obligations contained herein shall be deemed joint and several and all references to Debtor shall apply both individually and jointly.

Corning Natural Gas Corporation		___________________________________________
Name of Director		Name of Director
/s/ Kenneth J Robinson	Date: 8/4/05	___________________________________________
Signature		Signature
By: Kenneth J. Robinson, Executive Vice President		___________________________________________
Name of Debtor		Name of Debtor
______________________________________________		___________________________________________
Signature		Signature

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RIDER TO SECURITY AGREEMENT

DATED AUGUST 4, 2005

CORNING NATURAL GAS CORPORATION AND

COMMUNITY BANK, N.A.

1. Paragraph 3 of the Security Agreement to which this Rider is attached is amended to read as follows: &This security interest secures all indebtedness, obligation and liability of Borrower to the Bank that is specified in that Promissory Note of even date herewith in the original principal sum of $1,900,000.00, including in connection therewith principal, interest, late charges, costs and expenses of every kind (hereafter referred to as the "Indebtedness")."

2. Clauses (a) and (b) of paragraph 7 of the Security Agreement to which this Rider is attached are amended to read as follows: "(a) nonpayment, within fifteen (15) days after its due date, of any installment of principal of, or interest on, any part of the indebtedness; (h) nonperformance upon any other obligation of Borrower under the Loan Documents which, following written notice of default furnished by the Lender to the Borrower, remains uncured after the later of the expiration of any grace period thereto relating or ten (10) days".

3. The security interest hereby conferred is subject and subordinate, to the extent affecting the Collateral as herein defined, to the lien arising from a first mortgage from Debtor to Marine Midland Trust Company of New York dated as of December 1, 1954, as supplemented and amended prior to the date of this Security Agreement (the "Permitted Lien").

4. The Permitted Lien is an exception to Debtor&s representations in Paragraph 4(a) of the Security Agreement and to its covenant set forth in Paragraph 5(a). Debtor is not obligated to defend the Collateral against the claims and demands of any third parry asserting rights under the Permitted Lien. All covenants of the debtor are restricted to the extent that they would, without restriction or qualification, conflict with or be inconsistent with the covenants of the Debtor made in connection with the Permitted Lien.

5. The first twenty-four words of clause (a) of paragraph 9 of the Security Agreement are, by substitution, amended to read as follows: "in addition to all other rights Bank may have, after any of the Indebtedness shall become due and payable or an Event of Default shall occur...".

CORNING NATURAL GAS CORPORATION

By: /s/ Kenneth J. Robinson

Kenneth J. Robinson, Executive Vice President

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COMMUNITY BANK, NATIONAL ASSOCIATION

SCHEDULE "A" - PROPERTY

The property to which this Agreement applies is the Debtor&s property and rights described next to the box or boxes checked below. If no box is checked, it shall be conclusively presumed that Debtor intended to check the box at paragraph 9 below.

[X] (1) All Debtor&s now owned and hereafter acquired machinery, equipment, furniture, fixtures, vehicles (whether or not titled), parts, tools and supplies, of every kind and character.

[ ] (2) Debtor&s machinery, equipment, fixtures, vehicles, parts, tools and supplies listed in Schedule "B" attached hereto. (ADD SCHEDULE "B")

[X] (3) All Debtor&s now owned and hereafter acquired accounts (including, but not limited to, accounts receivable and contract rights), chattel paper, documents and instruments, including: the right to receive payment under any of the foregoing.

[ ] (4) Debtor&s rights under contracts and agreements listed on Schedule "C" attached hereto; including but not limited to the right to receive payment under any of the foregoing.

[X] (5) All Debtor&s now owned and hereafter acquired inventory whether, held for safe or lease, and including raw materials, work in process, materials used or consumed in Debtor&s business and finished goods.

[ ] (6) All Debtor&s now owned and hereafter acquired general intangibles and other rights used or arising in the operation of Debtor&s business as previously, now or hereafter constituted, including, but not limited to trademarks, copyrights, copyrighted material, licenses, franchises, rights under licensing and franchising agreements, computer software programs, plans and specifications, patterns, molds, manuals and technical material and know-how of every kind and character.

[ ] (7) All Debtor&s now owned and hereafter acquired livestock (including the issue thereof), crops (before and after harvesting), farm machinery and farm equipment (whether or not attached to any building or to the land) and fixtures.

[ ] 8. The following:	____________________________________________________________________
_________________________________________________________________________________________
_________________________________________________________________________________________
_________________________________________________________________________________________
_________________________________________________________________________________________

[ ] (9) All Debtor&s now owned and hereafter acquired personal property and rights, as more particularly described in paragraphs (1), (3), (5) and (6) above, which are hereby incorporated by reference,

/s/ Kenneth J. Robinson_______________________
Signature

_________________________________________________
Signature
_________________________________________________
Signature	8/4/2005
Date

© 1994 BANCONSUMER SERVICE, INC.

BANCONSUMER FORM NY-272-3 (10/94)(L320

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